Exhibit 32-A

Certification of Chief Executive Officer

Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of The Sarbanes-Oxley Act of 2002

I, Robert M. Dutkowsky, Chief Executive Officer of Tech Data Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)	The Quarterly Report on Form 10-Q of Tech Data Corporation for the quarter ended July 31, 2012, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2012

/S/ ROBERT M. DUTKOWSKY
Robert M. Dutkowsky
Chief Executive Officer